UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2025

Sight Sciences, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40587	80-0625749
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4040 Campbell Avenue Suite 100
Menlo Park, California		94025
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 877 266-1144

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	SGHT	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On October 17, 2025, Sight Sciences, Inc. (the “Company”) issued a press release announcing the establishment of jurisdiction-wide pricing for CPT® code 0563T, which describes the procedure performed with the TearCare® System and related accessories (“TearCare”), by Novitas Solutions, Inc. (“Novitas”) and First Coast Service Options, Inc. (“FCSO”). A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”).

On October 17, 2025, the Company posted an investor presentation to its website at https://investors.sightsciences.com/. The Company expects to use this investor presentation, in whole or in part, and possibly with modifications, in connection with presentations to investors, analysts, and others. A copy of this investor presentation is furnished as Exhibit 99.2 to this Current Report.

The Company plans to provide updated revenue and adjusted operating expenses guidance during its third quarter 2025 earnings call, taking into account the factors discussed in this Current Report.*

Item 8.01 Other Events.

Two Medicare Administrative Contractors (“MACs”), Novitas and FCSO, each established jurisdiction-wide pricing for CPT code 0563T (evacuation of meibomian glands, using heat delivered through wearable, open-eye eyelid treatment devices and manual expression, bilateral), which describes the procedure performed with the Company’s TearCare® System and related accessories (TearCare). The Medicare fee schedule amount of $1,141.59 is effective for dates of service on and after January 1, 2025, in all Novitas and FCSO jurisdictions and localities.

The established local fee schedule is active for claim processing and is expected to be published on the Novitas and FCSO websites for reference by eyecare providers in these areas. TearCare procedure claims will be payable by First Coast and Novitas in the areas administered by them based on individual medical necessity determinations. The states and regions covered by these two MACs have 10.4 million in estimated total covered lives1.

The Company plans to continue to engage with third-party payors, the clinical societies, and other stakeholders in continued support of patient access for interventional meibomian gland disease procedures performed with the TearCare System.

1 Covered lives estimate is derived from publicly available information and includes Medicare fee for service and Medicare fee for service - Medicaid Dual-Eligible beneficiaries.

Cautionary Note Regarding Forward-Looking Statements

This Current Report, together with other statements and information publicly disseminated by the Company, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which statements are subject to considerable risks and uncertainties. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Any statements made in this Current Report that are not statements of historical fact, including statements about the Company’s beliefs and estimates, are forward-looking statements and should be evaluated as such. These forward-looking statements include, but are not limited to, statements regarding the effective date of the MAC fee schedules; the basis for payment of procedures billed under CPT 0563T; the Company’s expectation that the established local fee schedules will be published on the Novitas and FCSO websites for reference by eyecare providers; the Company’s intent to continue to engage with third-party payors, clinical societies, and other stakeholders regarding patient access for the TearCare procedure; and the Company’s plan to provide updated revenue and adjusted operating expenses guidance during its third quarter 2025 earnings call. Such statements often include words such as “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “designed,” “seeks,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast” and other similar expressions. The Company bases these forward-looking statements on management’s current expectations, plans and assumptions that it has made in light of its experience in the industry, as well as its perceptions of historical trends, current conditions, expected future developments and other factors management believes are appropriate under the circumstances at such time. Although management believes these forward-looking statements are based upon reasonable assumptions at the time they are made, it cannot guarantee their accuracy or completeness. Forward-looking statements are subject to and involve risks, uncertainties and assumptions that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance, or achievements predicted, assumed or implied by such forward-looking statements, including the important factors discussed under the caption “Risk Factors” in the Company’s filings with the U.S. Securities and Exchange Commission, as may be updated from time to time in subsequent filings. These cautionary statements should not be construed by you to be exhaustive and are made only as of the date of this Current Report. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

TearCare® is a registered trademark of Sight Sciences, Inc. CPT® is a registered trademark of the American Medical Association.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated October 17, 2025
99.2	Investor Presentation dated October 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* The information in Item 7.01 and Exhibit 99.1 of this Current Report shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act or Exchange Act, except as expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sight Sciences, Inc.

Date:	October 17, 2025	By:	/s/ Alison Bauerlein
Chief Financial Officer